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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (Date of Earliest Event Reported): April 9, 2004


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      0-19771                   22-2786081
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(State or Other Jurisdiction    (Commission file Number)     (IRS Employer
     of Incorporation)                                       Identification No.)



    200 ROUTE 17, MAHWAH, NEW JERSEY                                   07430
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 9, 2004, the Registrant announced that the symbol for the Registrant's Common Stock will revert to "DSSI" effective with the open of business on April 12, 2004 pursuant to a determination of the Nasdaq Listing Qualifications Panel. The press release relating to such announcement is filed as Exhibit 99.1 hereto.

         On April 19, 2004, the Registrant announced that it had entered into an agreement in principle to acquire certain interests in a portfolio of companies owned by Kardan Communications Ltd., a subsidiary of Kardan N.V., in exchange for the issuance of common stock of the Registrant. The press release relating to such announcement is filed as Exhibit 99.2 hereto. The letter agreement to which the press release relates is filed as Exhibit 99.3 hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit 99.1      Press Release dated April 9, 2004

                  Exhibit 99.2      Press Release dated April 19, 2004

                  Exhibit 99.3      Letter Agreement dated April 19, 2004


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on April 19, 2004.

                                      DATA SYSTEMS & SOFTWARE INC.



                                      BY: /s/ Yacov Kaufman
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                                      Yacov Kaufman
                                      Vice President and Chief Financial Officer